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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                JANUARY 28, 1999


                               ORYX ENERGY COMPANY
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


                                     1-10053
                        ---------------------------------
                            (Commission File Number)


                                   23-1743284
                   -------------------------------------------
                      (IRS Employer Identification Number)


                    13155 NOEL ROAD, DALLAS, TEXAS 75240-5067
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (972) 715-4000
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.


    On January 28, 1999, Oryx Energy Company issued a press release announcing its earnings and results of operations for the fourth quarter and twelve months ended December 31, 1998. A copy of such press release is attached as an exhibit hereto and is incorporated by reference herein.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.

    Ex. 99 Press Release dated January 28, 1999 of Oryx Energy Company.





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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Oryx Energy Company

By: /s/ EDWARD W. MONEYPENNY
    --------------------------
     Edward W. Moneypenny
     Executive Vice President, Finance,
     Chief Financial Officer and Director



Date: January 28, 1999



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EXHIBIT INDEX


Ex. 99  Press Release, dated January 28, 1999 of Oryx Energy Company.